Exhibit 10.2

                                    FORM OF
                                VOTING AGREEMENT

     VOTING AGREEMENT, dated as of February ___, 2003 (the "AGREEMENT"), by and among the undersigned investors whose names appear on the signature pages hereto (collectively, the "INVESTORS"), and the undersigned stockholders of Ribozyme Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), whose names appear on the signature page hereto (each, a "STOCKHOLDER").

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Investors and the Company are entering into a Common Stock and Warrant Purchase Agreement (the "STOCK PURCHASE AGREEMENT"), which provides, among other things, upon the terms and subject to the conditions set forth therein, for the purchase by the Investors of shares of common stock, par value $0.001 per share, of the Company ("COMPANY COMMON STOCK"), at a price per share provided therein (the "FINANCING");

     WHEREAS, as of the date hereof, each Stockholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) the number of shares of Company Common Stock set forth below each Stockholder's name on the signature page hereto (all such shares of Company Common Stock so owned and which may hereafter be acquired by Stockholder prior to the termination of this Agreement, whether upon the exercise of options, warrants or other right to acquire shares, conversion of debt or by means of purchase, dividend, distribution or otherwise, and other than any such shares which have been transferred in accordance with the terms hereof, being referred to herein as Stockholder's "SHARES"); and

     WHEREAS, as a condition and inducement to each of the Investors to enter into the Stock Purchase Agreement and consummate the Financing, the Investors have required that Stockholder agree, and each Stockholder has agreed (solely in his, her or its capacity as such, but not in any other capacity, including as director or officer of the Company), to vote his, her or its Shares or, if applicable, either sign and deliver or withhold its, his or her consent in accordance with this Agreement;

     NOW, THEREFORE, to induce each of the Investors to enter into the Stock Purchase Agreement and to consummate the Financing and in consideration of the representations, warranties, covenants and agreements contained herein and in the Stock Purchase Agreement, and intending to be legally bound hereby, each of the Investors and each Stockholder (solely in his, her or its capacity as such, but not in any other capacity, including as director or officer of the Company) hereby agree as follows:

                                   ARTICLE 1
                         TRANSFER AND VOTING OF SHARES;
                     AND OTHER COVENANTS OF THE STOCKHOLDERS

     Section 1.1 VOTING OF SHARES. From the date hereof until the termination of this Agreement pursuant to SECTION 3.2 (the "TERM"), at any meeting of the Stockholders of the Company, however called, and in any solicitation of written consent of the Stockholders of the Company, each Stockholder shall:

          (a) Vote its, his or her Shares in favor of or, in the case of a solicitation of written consent of the Stockholders of the Company, sign and deliver to the Company its, his or her consent to (i) the Financing and the Stock Purchase Agreement (as amended from time to time in accordance with the terms thereof), including the offer, sale and issuance of Company Common Stock thereunder, and (ii) any other matter reasonably necessary to consummate any other transactions contemplated by the Stock Purchase Agreement which is considered at any such meeting of Stockholders or in any such consent.

          (b) Vote its, his or her Shares against or, in the case of a solicitation of written consent of the Stockholders of the Company, withhold its consent from any Alternative Proposal (as defined in the Stock Purchase Agreement) and against any other action which is intended or which could reasonably be expected to impede, interfere with, delay, postpone or materially and adversely affect any of the transactions contemplated by the Stock Purchase Agreement, including the Financing, or the likelihood of such transactions being consummated.

     Section 1.2 NO INCONSISTENT ARRANGEMENTS. Except as contemplated by this Agreement, Stockholder shall not during the Term: (A) transfer (which term shall include, without limitation, any sale, assignment, gift, pledge, hypothecation or other disposition), or consent to any transfer of, any or all of Stockholder's Shares or any interest therein, or create or permit to exist any Encumbrance (as defined below) on such Shares, unless (i) the Stockholder first delivers written notice to the Investors of the intended transfer and the identity of the Person to whom such Stockholder intends to transfer the Shares or interests therein, and such Person is reasonably acceptable to the Investors, and (ii) each Person to which any such Shares or interests therein are transferred will have executed and delivered (1) a counterpart of this Agreement, and (2) a written instrument reasonably acceptable to the Investors pursuant to which such Person agrees to hold such Shares subject to all of the terms and conditions set forth in this Agreement; (B) enter into any contract, option or other agreement with respect to any transfer of any or all of such Shares or any interest therein; (C) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares; (D) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares; or (E) take any other action in his, her or its capacity as a Stockholder of the Company that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby, by the Stock Purchase Agreement.

     Section 1.3 PROXY.

          (a) Stockholder hereby revokes any and all prior proxies or powers of attorney in respect of any of Stockholder's Shares and constitutes and appoints Douglas Fambrough ("Fambrough") and James Niedel ("Niedel"), each of them with full power of substitution and resubstitution, at any time during the Term, and each of them and both of them as Stockholder's true and lawful attorneys and proxies (its "PROXY"), for and in its, his or her name, place and stead, to demand that the Secretary of the Company call a special meeting of the Stockholders of the Company for the purpose of considering any matter referred to in SECTION 1.1 (if permitted under the Company's certificate of incorporation or bylaws) and to vote each of such Shares as its Proxy, at every annual, special, adjourned or postponed meeting of the Stockholders of the Company, and to sign its, his or her name (as Stockholder) to any consent as provided in
SECTION 1.1. THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

          (b) Each of the Investors, jointly and severally, will indemnify and hold harmless each of Fambrough and Niedel, and any substitutes of either of them, as Proxy hereunder, against and with respect to any and all claims, suits, actions, proceedings (formal and informal), investigations, judgments, deficiencies, damages, settlements, liabilities and legal and other expenses (including legal fees and expenses of attorneys) as and when incurred arising out of or based upon any act, omission, alleged act or alleged omission by either of them or both of them taken in accordance with their duties as Proxy under this Agreement, or any other cause, in any case in connection with the acceptance of or the performance or non-performance by either of them or both of them, or their agents, of any of their duties as Proxy in accordance with this Agreement.

     Section 1.4 STOP TRANSFER. Each Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

                                   ARTICLE 2

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each Stockholder hereby represents and warrants to the Investors as follows:

     Section 2.1 DUE AUTHORIZATION, ETC. Stockholder has all requisite power and authority, or capacity, as applicable, to execute, deliver and perform this Agreement, to appoint Fambrough and Niedel as Stockholder's Proxy and to consummate the transactions contemplated hereby. If Stockholder is not a natural person, the execution, delivery and performance of this Agreement, the appointment of Fambrough and Niedel as Stockholder's Proxy and the consummation of the other transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder, and no authorization or approval of or other action by the Company or any other Person is necessary for the validity, effectiveness and enforceability of this Agreement. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is trustee whose consent is required for the execution and delivery of this Agreement of the consummation by Stockholder of the transactions contemplated hereby.

     Section 2.2 NO CONFLICTS; REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, (i) conflict with or violate any trust agreement or other similar documents relating to any trust of which Stockholder is trustee, (ii) conflict with or violate any law applicable to Stockholder or by which Stockholder or any of Stockholder's properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of a lien or encumbrance on Stockholder's Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder's Shares is bound or affected, except, in the case of CLAUSES (II) AND (III), for any such breaches, defaults or other occurrences that would not prevent or materially delay the performance by Stockholder of Stockholder's obligations under this Agreement.

          (b) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity (as defined in the Stock Purchase Agreement), except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay the performance by Stockholder of Stockholder's obligations under this Agreement.

     Section 2.3 TITLE TO SHARES. Stockholder is the sole beneficial owner of its Shares, free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust or agreement, understanding, arrangement, right of first refusal, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind ("ENCUMBRANCES"), other than restrictions imposed by the securities laws or pursuant to this Agreement and the Stock Purchase Agreement.

     Section 2.4 NO FINDER'S FEES. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Stockholder. Stockholder, on behalf of itself and its affiliates, hereby acknowledges that it is not entitled to receive any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or by the Stock Purchase Agreement.

                                   ARTICLE 3

                                  MISCELLANEOUS

     Section 3.1 DEFINITIONS. Each capitalized term used but not otherwise defined in this Agreement has the meaning ascribed to such term in the Stock Purchase Agreement.

     Section 3.2 TERMINATION. This Agreement shall terminate and be of no further force and effect (a) by the written mutual consent of the parties hereto or (b) automatically and without any required action of the parties hereto upon the earlier to occur of the Closing and the valid termination of the Stock Purchase Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

     Section 3.3 FURTHER ASSURANCE. The rights and obligations of Stockholder contained herein are separate from and shall not affect any rights and obligations, including any applicable fiduciary duties, that Stockholder may have under applicable law in such Stockholder's capacity as an officer or director of the Company. Any such rights and obligations, including any applicable fiduciary duties, that Stockholder may have under applicable law in any such other capacity shall not affect the rights and obligations of Stockholder contained herein.

     Section 3.4 CERTAIN EVENTS. Stockholder agrees that this Agreement and Stockholder's obligations hereunder shall attach to Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, Stockholder's heirs, guardians, administrators, or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all its obligations under this Agreement.

     Section 3.5 NO WAIVER. The failure of any party hereto to exercise any right, power, or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     Section 3.6 SPECIFIC PERFORMANCE. Stockholder acknowledges that if Stockholder fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to each of the Investors for which money damages would not be an adequate remedy. In such event, Stockholder agrees that each of the Investors shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if any of the Investors should institute an action or proceeding seeking specific enforcement of the provisions hereof, Stockholder hereby waives the claim or defense that each of the Investors, as the case may be, has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     Section 3.7 NOTICE. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered or sent by facsimile if delivered personally or by facsimile, and (b) on the third business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

     (x)  If to the Investors:

          The address set forth next to such Investor's name on the signature pages hereto.

          With a copy (which shall not constitute notice) to:

          O'Melveny & Myers, LLP
          990 Marsh Road
          Menlo Park, California 94025
          Attention: Warren Lazarow, Esq. and
                     Sam Zucker, Esq.
          Facsimile: (650) 331-4200

     (y) If to Stockholder, at the address set forth below Stockholder's name on the signature page hereto.

          With copies (which shall not constitute notice) to:

          Stroock & Stroock & Lavan LLP
          180 Maiden Lane
          New York, NY 10038
          Attention: James R. Tanenbaum, Esq.
          Facsimile: (212) 806-6006

     Section 3.8 EXPENSES. Except as otherwise expressly set forth herein, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses; PROVIDED that the Company may pay such fees, costs and expenses of Stockholder.

     Section 3.9 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 3.10 SEVERABILITY. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     Section 3.11 ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, including the documents and the instruments referred to herein and therein, constitute the entire agreement and supersede all prior agreements, negotiations, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof. Nothing in this Agreement shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Section 3.12 ASSIGNMENT. Neither this Agreement not any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written content of the other parties, except that each of the Investors may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any of its Affiliates and such assignment shall not relieve any of the Investors of any obligation under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 3.13 GOVERNING LAW; FORUM; INJUNCTIVE RELIEF. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware of and for the County of New Castle in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than the Court of Chancery of the State of Delaware of and for the County of New Castle.

     Section 3.14 AMENDMENT. Subject to applicable law, this Agreement may not be amended, modified and supplemented in any and all respects other than by written agreement of the parties hereto.

     Section 3.15 WAIVER. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and
(c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     Section 3.16 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the Investors and Stockholder have caused this Agreement to be executed as of the date first written above.


STOCKHOLDER:

Signature: __________________________________

Name: _______________________________________

Address: ____________________________________

Telephone: __________________________________

Facsimile No. _______________________________

E-mail Address ______________________________

Share beneficially owned:

__________ shares of Company Common Stock
__________ shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights


                       SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, each of the Investors and Stockholder have caused this Agreement to be executed as of the date first written above.

                                        "INVESTORS"


                                        [____________________________]
                                        By:  [_______________________]


                                        By: _________________________________
                                        Name: [______________________]
                                        Title: [_____________________]

                                        Address:

                                        Telephone:
                                        Facsimile:



                                        "INVESTORS"


                                        [____________________________]
                                        By:  [_______________________]


                                        By: _________________________________
                                        Name: [______________________]
                                        Title: [_____________________]

                                        Address:

                                        Telephone:
                                        Facsimile:


                       SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, each of the Investors and Stockholder have caused this Agreement to be executed as of the date first written above.

                                        "INVESTORS"


                                        [____________________________]
                                        By:  [_______________________]


                                        By: _________________________________
                                        Name: [______________________]
                                        Title: [_____________________]

                                        Address:

                                        Telephone:
                                        Facsimile:


                       SIGNATURE PAGE TO VOTING AGREEMENT